                                                                    Exhibit 10.1

--------------------------------------------------------------------------------


                         U.S. BANK NATIONAL ASSOCIATION
                               as Trustee for the
         C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6


                                       and



                            LITTON LOAN SERVICING LP,



                                   as Servicer



                                       and



                              THE BANK OF NEW YORK,



                                  as Custodian



                               CUSTODIAL AGREEMENT

                            dated as of July 1, 2006


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                                TABLE OF CONTENTS

                                                                           Page

Section 1. Definitions.......................................................1
Section 2. Delivery of Custodial Files.......................................5
Section 3. Custodian as Bailee...............................................6
Section 4. Acknowledgement of Receipt; Trust Receipts........................6
Section 5. Obligations of the Custodian......................................7
Section 6. Initial and Final Certifications..................................7
Section 7. Representations and Warranties of the Custodian...................8
Section 8. Future Defects....................................................9
Section 9. Release for Servicing.............................................9
Section 10. RESERVED.........................................................9
Section 11. Release for Payment..............................................9
Section 12. Fees of Custodian...............................................10
Section 13. Removal of Custodian............................................10
Section 14. Transfer of Custodial Files Upon Termination....................10
Section 15. Examination of Custodial Files..................................10
Section 16. Insurance of Custodian..........................................10
Section 17. Counterparts....................................................11
Section 18. Periodic Statements.............................................11
Section 19. GOVERNING LAW...................................................11
Section 20. Copies of Mortgage Documents....................................11
Section 21. No Adverse Interest of Custodian................................11
Section 22. Termination by Custodian........................................11
Section 23. Term of Agreement...............................................12
Section 24. Notices.........................................................12
Section 25. Successors and Assigns..........................................12
Section 26. Concerning the Custodian........................................12
Section 27. Reliance of Custodian...........................................13
Section 28. Transmission of Custodial Files.................................13
Section 29. Authorized Representatives......................................13




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Section 30. Reproduction of Documents.......................................14
Section 31. Limitations on the Responsibilities of the Custodian............14
Section 32. WAIVER OF JURY TRIAL............................................15
Section 33. Regulation AB...................................................16
Section 34. Third-Party Beneficiary.........................................17


EXHIBITS
EXHIBIT 1   FORM OF ACKNOWLEDGEMENT OF RECEIPT
EXHIBIT 2A  FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION
EXHIBIT 2B  FORM OF TRUST RECEIPT AND FINAL CERTIFICATION
EXHIBIT 3   FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
EXHIBIT 4   AUTHORIZED REPRESENTATIVES OF SERVICER
EXHIBIT 5   AUTHORIZED REPRESENTATIVES OF TRUSTEE
EXHIBIT 6   MORTGAGE LOAN SCHEDULE
EXHIBIT 7   FORM OF ANNUAL CERTIFICATION

                  THIS CUSTODIAL AGREEMENT (the "Custodial Agreement"), dated as of July 1, 2006, by and among U.S. Bank National Association, a national banking association having an address 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention: Structured Finance-C-BASS 2006-CB6, not individually, but solely as trustee for C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 (the "Trustee"), Litton Loan Servicing LP, a Delaware limited partnership having an address at 4828 Loop Central Drive, Houston, Texas 77081, as servicer (the "Servicer"), and The Bank of New York, a New York banking corporation having an address at 101 Barclay Street, 8W, New York, New York 10286, as custodian (the "Custodian").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, Asset Backed Funding Corporation (the "Depositor") has agreed to purchase certain one-to-four family, adjustable-rate and fixed-rate mortgage loans secured by first and second liens on residential real properties (together, the "Mortgage Loans") from Credit-Based Asset Servicing and Securitization LLC (the "Seller"), pursuant to the terms and conditions of a Mortgage Loan Purchase Agreement, dated as of July 1, 2006 between the Depositor and the Seller (the "Purchase Agreement"); and

                  WHEREAS, the Servicer is to service the Mortgage Loans pursuant to the terms and conditions of a Pooling and Servicing Agreement, of even date herewith among the Depositor, the Seller, the Servicer and the Trustee (the "Pooling and Servicing Agreement"), and the Trustee will retain record title to the Mortgage Loans; and

                  WHEREAS, the Custodian is a New York banking corporation and is otherwise authorized to act as Custodian pursuant to this Custodial Agreement; and

                  NOW THEREFORE, in consideration of the mutual undertakings herein expressed, the parties hereto hereby agree as follows:

Section 1. Definitions.

                  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                  Acknowledgment of Receipt: A trust receipt and acknowledgment as to each Mortgage Loan, which Acknowledgment of Receipt is delivered to the Trustee by the Custodian in the form annexed hereto as Exhibit 1.

                  Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

                  Adjustable Rate Mortgage Loan: A Mortgage Loan that provides for the adjustment of the Mortgage Interest Rate payable in respect thereof.

                  Agreement: This Custodial Agreement and all amendments, attachments and supplements hereto.

                  ALTA: American Land Title Association or any successor thereto.

                  Appraised Value: With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the appraisal made for the originator at the time of origination of the Mortgage Loan or the sale price of the Mortgaged Property at such time of origination (whichever is less; provided, however, that in the case of a Refinanced Mortgage Loan, such value is based solely upon the appraisal made at the time of origination of such Refinanced Mortgage Loan).

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect, when recorded, the sale of the Mortgage to the Trust, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law and acceptable for recording in the applicable recording office.

                  Business Day: Any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York and the State of Texas are authorized or obligated by law or executive order to be closed.

                  Closing Date:  July 31, 2006.

                  Commission. The United States Securities and Exchange Commission.

                  Custodian: The Bank of New York, or its successor in interest or assigns, or any successor to the Custodian under this Custodial Agreement as herein provided.

                  Custodial File: As to each Mortgage Loan, any mortgage loan documents which are delivered to the Custodian or which at any time come into the possession of the Custodian as set forth in Section 2 of this Custodial Agreement.

                  Cut-off Date:  July 1, 2006.

                  Delivery Date: The date which occurs five (5) Business Days prior to the Closing Date or such other date as mutually agreed upon by the Trustee, the Custodian and the Servicer.

                  Eligible Substitute Mortgage Loans: As defined in the Pooling and Servicing Agreement.

                  Fannie Mae: Formerly known as the Federal National Mortgage Association, or any successor organization.

                  Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor organization.



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

                  Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  Index: With respect to each Adjustable Rate Mortgage Loan, a rate per annum to which the Gross Margin is added on each Adjustment Date to determine the new Mortgage Interest Rate for such Mortgage Loan.

                  Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, an interest rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and that is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

                  Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, an interest rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and that is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on Mortgaged Property securing the Mortgage Note.

                  Mortgage Interest Rate: With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate, as of the Cut-off Date, shall be the rate set forth in the related Mortgage Loan Schedule as the Mortgage Interest Rate.

                  Mortgage Loan: Each mortgage loan sold, assigned or transferred pursuant to this Custodial Agreement and identified on the Mortgage Loan Schedule attached hereto as Exhibit 6.

                  Mortgage Loan Schedule: The schedule of Mortgage Loans identified in the Pooling and Servicing Agreement to be delivered to the Custodian on the Delivery Date and to be annexed hereto as Exhibit 6.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: With respect to each Mortgage Loan, the Mortgagor's real property securing repayment of the debt evidenced by a Mortgage Note, consisting of a fee simple interest in a single or contiguous parcel of real property.

                  Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or Vice Chairman of the Board, or the President, Senior Vice President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Person delivering such certificate.


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

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, limited partnership, government or any agency or political subdivision thereof.

                  Primary Insurance Policy: Each policy of primary mortgage guaranty insurance in effect with respect to any Mortgage Loan, or any replacement policy therefor obtained by the Servicer issued by a Qualified Insurer, as required by Section 3.08 of the Pooling and Servicing Agreement with respect to certain Mortgage Loans.

                  Qualified Insurer: Any insurance company acceptable to Fannie Mae or Freddie Mac.

                  Refinanced Mortgage Loan: A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan.

                  Regulation AB. Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  Servicer: Litton Loan Servicing LP, or its successor in interest or assigns, or any successor to the Servicer under the Pooling and Servicing Agreement as therein provided.

                  Servicing Criteria. The "servicing criteria" set forth in Items 1122(d)(1)(ii), 1122(d)(4)(i) and 1122(d)(4)(ii) of Regulation AB, as such may be amended from time to time.

                  Subcustodian: The Bank of New York Trust Company, N.A. having an address at 5730 Katella Avenue, Cypress, California 90630.

                  Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Custodian or a Subservicer.

                  Subservicer: Any Person that services Mortgage Loans on behalf of the Custodian or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Custodian under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

                  Trust Receipt: Either an Acknowledgment of Receipt, Trust Receipt and Initial Certification or a Trust Receipt and Final Certification.



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

                  Trust Receipt and Final Certification: A trust receipt and final certification as to each Mortgage Loan, which Trust Receipt and Final Certification is delivered to the Trustee by the Custodian in the form annexed hereto as Exhibit 2B.

                  Trust Receipt and Initial Certification: A trust receipt and initial certification as to each Mortgage Loan, which Trust Receipt and Initial Certification is delivered to the Trustee by the Custodian in the form annexed hereto as Exhibit 2A.

                  Trustee: U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, or its successor in interest or assigns.

                  Section 2. Delivery of Custodial Files.

                  (a) The Servicer will deliver and release to the Custodian or the Subcustodian on the Delivery Date the following original documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan
Schedule:

                                    (i) the original Mortgage Note including any
                  riders thereto, endorsed either (A) in blank or (B) in the following form: "Pay to the order of U.S. Bank National Association as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse", or with respect to any lost Mortgage Note, an original lost note affidavit stating that the original mortgage note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                                    (ii) the original Mortgage including any
                  riders thereto with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified to be a true and complete copy of the original submitted for recording;

                                    (iii) an original Assignment of Mortgage, in
                  form and substance acceptable for recording. The Mortgage shall be assigned either (A) in blank or (B) to "U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse";

                                    (iv) an original or a certified copy of any
                  intervening assignment of Mortgage showing a complete chain of assignments;

                                    (v) the original or a certified copy of the
                  lender's title insurance policy; and

                                    (vi) the original or copies of each
                  assumption, modification, written assurance or substitution agreement, if any.

                  (b) In the event that any Mortgage Note is endorsed in blank as of the Closing Date, promptly following the Closing Date, the Custodian or the Servicer shall complete such endorsements in the following form: "Pay to the order of U.S. Bank National Association, as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6, without recourse."

                  (c) From time to time, the Servicer shall forward to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Servicer, in accordance with the terms of the Pooling and Servicing Agreement. All such mortgage documents held by the Custodian or the Subcustodian as to each Mortgage Loan shall constitute the "Custodial File".

                  (d) The Servicer shall promptly but in no event later than thirty (30) days after the Closing Date, submit for recording, in the appropriate public office for real property records, each assignment referred to in Section 2(a)(iii) and 2(a)(iv) above. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Servicer shall promptly prepare a substitute assignment to cure such defect and thereafter cause each such assignment to be duly executed and recorded. The Custodian shall maintain a copy of each such assignment in the Custodial File.

                  (e) At least twenty-four (24) hours prior to delivery of the Mortgage Loans, the Servicer will provide or cause to provide to the Custodian, via electronic transmission, a list of all the Mortgage Loans and their related data fields including loan ID, Mortgagor name, mortgaged property address, mortgage rate, maturity date, and original principal balance of each such Mortgage Loan. This data shall be delivered to the Custodian in an acceptable format that can be easily uploaded to the Custodian's system. A hard copy of the Mortgage Loan Schedule will be delivered to the Custodian at the time of delivery to the Custodian of such documents related to the Mortgage Loans identified in such Mortgage Loan Schedule.

                  (f) Not later than ten (10) Business Days after the receipt by the Custodian thereof, the Custodian shall review the related Mortgage File for each Eligible Substitute Mortgage Loan and all documents related thereto, as specified in Sections 2.01 and 2.02 of the Pooling and Servicing Agreement, and shall deliver to the Servicer and the Trustee a certification, substantially in the form of Exhibit F-2 to the Pooling and Servicing Agreement, with respect to such Eligible Substitute Mortgage Loan, with any applicable exceptions noted thereon. Within one (1) year of the date of substitution, the Custodian shall deliver to the Servicer and the Trustee a certification, in the form of Exhibit F-2 to the Pooling and Servicing Agreement, with respect to each Eligible Substitute Mortgage Loan, with any applicable exceptions noted thereon.

                  Section 3. Custodian as Bailee.

                  The Custodian hereby acknowledges that it is, and agrees to act as agent and bailee for the Trustee and is holding each Custodial File delivered to it on behalf of the Trustee.

                  Section 4. Acknowledgement of Receipt; Trust Receipts.

                  (a) No later than 11:00 a.m. New York Time on the Closing Date, the Custodian shall deliver to the Trustee an Acknowledgment of Receipt certifying, subject to any exceptions noted thereon, as to each Mortgage Loan on the Mortgage Loan Schedule, (i) receipt of the original Mortgage Note (with any exceptions noted) and (ii) the Mortgage Note has been reviewed by the Custodian and appears regular on its face and relates to such Mortgage Loan.

                  (b) Upon the written directions of the Trustee, and upon the prior tender by the Trustee of an applicable trust receipt or trust receipts (including any related Trust Receipt and Final Certification that has been issued), the Custodian shall deliver all or any portion of the related Custodial Files held by it pursuant to such Trust Receipt to the Trustee, or to such other party designated by the Trustee in such written direction, and to the place indicated in any such written direction from the Trustee. If such delivery is for less than all of the Custodial Files held by the Custodian with respect to such Trust Receipt (and a Trust Receipt and Final Certification has been issued), the Custodian shall deliver to the Trustee a new Trust Receipt and Final Certification with respect to the related Custodial Files retained by the Custodian. Each Trust Receipt (including any Trust Receipt and Final Certification) surrendered shall be canceled by the Custodian.

                  Section 5. Obligations of the Custodian.

                  With respect to the Mortgage Note, the Mortgage and the Assignment of Mortgage and other documents constituting each Custodial File which is delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Trustee exclusively. The Custodian shall hold all mortgage documents received by it constituting the Custodial File for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with this Custodial Agreement and the instructions furnished by the Trustee. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire-resistant facilities in accordance with customary standards for such custody. The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in the Custodial File or of any Mortgage Loans or
(ii) the collectability, insurability, effectiveness including the authority or capacity of any Person to execute or issue any document in the Custodial File, or suitability of any Mortgage Loan unless specified otherwise in this Custodial Agreement. The Custodian shall promptly report to the Trustee any failure on its part to hold the Custodial Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure.

                  Section 6. Initial and Final Certifications.

                  (a) Within sixty (60) days after the Closing Date, the Custodian shall ascertain that all documents specified in Sections 2(a)(i)-(vi) of this Custodial Agreement are in its possession, and shall deliver to the Trustee a Trust Receipt and Initial Certification certifying, subject to any exceptions noted thereon that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification): (i) all documents required to be delivered to it pursuant to Sections 2(a)(i)-(vi) of this Custodial Agreement are in its possession; (ii) such documents have been reviewed by it; and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loan identifying number, the city, state, and zip code of the Mortgaged Property, the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property, the original months to maturity, the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date, and whether the Mortgage Loan has a prepayment penalty accurately reflects information set forth in the Mortgage File; (iv) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording; and
(v) each Mortgage Note has been endorsed as provided in Section 2(a)(i) of this Custodial Agreement and each Mortgage has been assigned in accordance with
Section 2(a)(iii) of this Custodial Agreement.


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

                  (b) Prior to the first anniversary date of this Custodial Agreement the Custodian shall deliver to the Depositor, the Trustee and the Servicer a Trust Receipt and Final Certification in the form annexed hereto as
Exhibit 2B evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

                  Section 7. Representations and Warranties of the Custodian.

                  The Custodian hereby represents and warrants to, and covenants that, as of the date hereof:

                  (a) Each of the Custodian and the Subcustodian is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and satisfies the requirements for acting as a Fannie Mae/Freddie Mac custodian, and has full corporate power and authority to own its properties and conduct its business as currently conducted.

                  (b) The Custodian has all requisite corporate power and authority to enter into and perform its obligations under this Custodial Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Custodian of this Custodial Agreement and the consummation by the Custodian of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Custodian. This Custodial Agreement has been duly and validly executed and delivered by the Custodian and constitutes a legal, valid and binding obligation of the Custodian, enforceable against the Custodian, in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general principles of equity.

                  (c) Neither the execution and delivery by the Custodian of this Custodial Agreement, nor the consummation by the Custodian of any of the transactions contemplated hereby, nor the fulfillment by the Custodian of the terms hereof, will conflict with, or violate, result in a material breach of or constitute a material default (with or without notice or lapse of time, or both) under (i) any term or provision of the Certificate of Incorporation or By-laws of the Custodian or (ii) any term or provision of any indenture or other material agreement or instrument, to which the Custodian is a party or by which the Custodian is bound. The execution, delivery and performance of this Custodial Agreement by the Custodian or the consummation by the Custodian of the transactions contemplated hereby will not require the authorization, consent or approval of any governmental authority or agency having jurisdiction over and regulating the activities of the Custodian.

                  (d) The Custodian shall perform its obligations under this Custodial Agreement in accordance with the standards incorporated by Fannie Mae or Freddie Mac; the Custodian shall at all times maintain accurate and complete records in connection with the performance of its obligations under this Custodial Agreement.

                  (e) The Custodian does not use any Subservicers or Subcontractors.

                  Section 8. Future Defects.

                  During the term of this Custodial Agreement, if the Custodian discovers any defect with respect to the Custodial File, the Custodian shall give written specification of such defect to the Servicer and the Trustee.

                  Section 9. Release for Servicing.

                  From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon written receipt from the Servicer of a request for release of documents and receipt in the form annexed hereto as Exhibit 3, to release to the Servicer the related Custodial File or the documents set forth in such request and receipt to the Servicer. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Trustee in accordance with the terms of the Pooling and Servicing Agreement. The Servicer shall return to the Custodian the Custodial File or other such documents when the Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated in which case, upon receipt of an additional request for release of documents and receipt certifying such liquidation from the Servicer to the Custodian in the form annexed hereto as Exhibit 3, the Servicer's request and receipt submitted pursuant to the first sentence of this
Section 9 shall be released by the Custodian to the Servicer. The Servicer shall indemnify the Trust Fund and the Trustee and each of their officers, directors and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust Fund or the Trustee as a result of the release of any Mortgage Loans or Custodial Files to the Servicer or the retention of the Mortgage Loans and Custodial Files by the Servicer or any of its Affiliates; provided, however, the Servicer shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of such Person. The provisions of this Section 9 shall survive the termination of this Custodial Agreement and the termination or resignation of the Trustee.

                  Section 10. RESERVED.


                  Section 11. Release for Payment.

                  Upon receipt by the Custodian of the Servicer's request for release of documents and receipt in the form annexed hereto as Exhibit 3 (which certification shall include a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Custodial Account as provided in the Pooling and Servicing Agreement), the Custodian shall promptly release the related Custodial File to the Servicer.

                  Section 12. Fees of Custodian.

                  The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in a separate agreement between the Custodian and the Servicer, the payment of which fees, together with the Custodian's expenses in connection herewith, shall be solely the obligation of the Servicer.

                  Section 13. Removal of Custodian.

                  The Trustee, with or without cause (at the direction of the Servicer), may upon at least sixty (60) days' notice remove and discharge the Custodian from the performance of its duties under this Custodial Agreement by written notice from the Trustee to the Custodian, with a copy to the Servicer. Having given notice of such removal, the Servicer, with the consent of the Trustee, promptly shall appoint a successor Custodian (which may be the Trustee or an affiliate of the Trustee) to act on behalf of the Trustee by written instrument, one original counterpart of which instrument shall be delivered to the Trustee, with a copy to the Servicer and an original to the successor Custodian. In the event of any such removal, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Custodial Agreement. In the event of any such appointments the Servicer shall be responsible for the fees and expenses of the existing and successor Custodian. If the Trustee (at the direction of the Servicer) removes the Custodian without cause, the Servicer shall be responsible for payment of all expenses incurred in the transmission of the Custodial Files to the successor Custodian and for all applicable release fees of the Custodian. If the Servicer removes the Custodian, the Servicer shall be responsible for payment of all expenses incurred in the transmission of the Custodial Files to the successor Custodian and for all applicable release fees of the Custodian.

                  Section 14. Transfer of Custodial Files Upon Termination.

                  Upon written request of the Trustee, the Custodian shall release to such Persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request.

                  Section 15. Examination of Custodial Files.

                  Upon reasonable prior notice to the Custodian but not less than two (2) Business Days notice, the Trustee and its agents, accountants, attorneys, auditors and designees will be permitted during normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans. The Custodial Files shall be maintained at the Subcustodian's facility located at The Bank of New York Trust Company, N.A., 5730 Katella Avenue, Cypress, California 90630 or at such other location as the Custodian may designate in writing to the Trustee and the Servicer.

                  Section 16. Insurance of Custodian.

                  At its own expense, the Custodian shall maintain at all times during the existence of this Custodial Agreement and keep in full force and effect such insurance in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Seller/Servicer Guide. Upon request, the Trustee shall be entitled to receive evidence satisfactory to the Trustee that such insurance is in full force and effect.

                  Section 17. Counterparts.

                  For the purpose of facilitating the execution of this Custodial Agreement as herein provided and for other purposes, this Custodial Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                  Section 18. Periodic Statements.

                  Within ten (10) days of each anniversary of the date of this Custodial Agreement, or upon the request of the Trustee at any other time, the Custodian shall provide to the Trustee a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Custodial Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, repurchased or sold since the date of this Custodial Agreement.

                  Section 19. GOVERNING LAW.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 20. Copies of Mortgage Documents.

                  Upon the request of the Trustee and at the cost and expense of the Trust, the Custodian shall provide the Trustee with copies of the Mortgage Notes, Mortgages, Assignments of Mortgage and other documents relating to one or more of the Mortgage Loans.

                  Section 21. No Adverse Interest of Custodian.

                  By execution of this Custodial Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodial Agreement shall hold, no interest adverse to the Trustee, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

                  Section 22. Termination by Custodian.

                  The Custodian may terminate its obligations under this Custodial Agreement upon at least sixty (60) days' prior written notice to the Servicer and the Trustee. In the event of such termination, the Servicer shall appoint a successor Custodian. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of the Servicer. Upon such appointment, the Custodian shall promptly transfer to the successor Custodian, as directed, all Custodial Files being administered under this Custodial Agreement.

Section 23.       Term of Agreement.

                  Unless terminated pursuant to Section 13 or Section 22 hereof, this Custodial Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due under the Pooling and Servicing Agreement. In such event all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.

                  Section 24. Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the addresses shown on the first page hereof, and in the case of the Trustee, to U.S. Bank National Association, 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention: Structured Finance-C-BASS 2006-CB6, in the case of the Servicer, to the attention of Larry B. Litton, Sr. and in the case of the Custodian, to The Bank of New York, 101 Barclay Street, 8W, New York New York 10286, Attention: Glenn Mitchell, or at such other addresses as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  Section 25. Successors and Assigns.

                  This Custodial Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any person into which the Custodian may be merged or converted or with which the Custodian may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary herein notwithstanding. Any assignee shall forward a list of authorized representatives to each party to this Custodial Agreement pursuant to Section 29 of this Custodial Agreement.

                  Section 26. Concerning the Custodian.

                  Neither the Custodian nor any of its directors, affiliates, officers, agents, or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their own gross negligence, bad faith or willful misconduct. In no event shall the Custodian or its directors, affiliates, officers, agents, or employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith, even if advised of the possibility of such damages.

                  The Servicer agrees to indemnify, from the Servicer's own funds, and hold the Custodian and its directors, affiliates, officers, agents, and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of liabilities, obligations, judgments, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements other than those which were imposed on, incurred by or asserted against the Custodian, because of the breach by the Custodian of its obligations hereunder, which breach was caused by negligence, bad faith, or willful misconduct on the part of the Custodian or any of its directors, affiliates, officers, agents, or employees. The indemnification set forth in this section shall survive any termination of this Custodial Agreement and the termination and removal of the Custodian.

                  Section 27. Reliance of Custodian.

                  In the absence of negligence or bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any data communications, magnetic tape, request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

                  Section 28. Transmission of Custodial Files.

                  Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Servicer to the Custodian prior to any shipment of any mortgage files and loan documents hereunder. The Servicer will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files and loan documents as the Servicer deems appropriate.

                  Section 29. Authorized Representatives.

                  Each individual designated as an authorized representative of the Servicer and the Trustee, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Servicer or the Trustee, as the case may be, and the specimen signature for each such Authorized Representative of the Servicer and each such Authorized Representative of the Trustee initially authorized hereunder, is set forth on Exhibits 4 and 5 hereof, respectively. From time to time, the Servicer and the Trustee may, by delivering to each other and to the Custodian a revised exhibit, change the information previously given pursuant to this Section 29, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

                  Section 30. Reproduction of Documents.

                  This Custodial Agreement and all documents relating thereto except with respect to the Custodial File, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 31. Limitations on the Responsibilities of the Custodian.

                  (a) The Custodian shall not be liable for any action or omission to act hereunder except for its own gross negligence, bad faith or willful misconduct. The obligations of the Custodian shall be determined solely by the express provisions of this Custodial Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Custodial Agreement or the Custodian's services.

                  (b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement other than for the Custodian's compensation or for reimbursement of expenses hereunder.

                  (c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, recordation, adequacy or perfection of any lien upon or security interest in any Custodial File.

                  (d) Any other provision of this Custodial Agreement to the contrary notwithstanding, the Custodian shall have no notice of and shall not be bound by any of the terms and conditions of any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Custodial Agreement unless the Custodian is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms and conditions (including without limitation definitions not otherwise set forth in full in this Custodial Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Custodial Agreement to the extent such terms and provisions are referenced or incorporated by reference into this Custodial Agreement, only as long as the Custodian shall have been provided a copy of any such document or agreement.

                  (e) The duties and obligations of the Custodian shall only be as much as are expressly set forth in this Custodial Agreement or as set forth in a written amendment to this Custodial Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Custodial Agreement implies or requires that action or forbearance from action be taken by a party but is silent as to which party has the duty to act or refrain from acting, the parties hereto agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

                  (f) Nothing in this Custodial Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction other than (i) any jurisdiction where any Custodial File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties hereunder.

                  (g) Custodian may consult with counsel selected by the Custodian and the advice or the opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance herewith.

                  (h) No provision of this Custodial Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder or in the exercise of any of its rights and powers (other than with respect to any expense incurred by the Custodian in accordance with its regular duties as custodian hereunder), if, in its sole judgment, it believes that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

                  (i) The Custodian shall have no duty to ascertain whether or not any amount or payment required to be received by the Trustee, the Servicer or any third person has been received by the Trustee, the Servicer or any third person.

                  (j) The Custodian may perform its duties hereunder by or through agents, attorneys, subcustodians or independent contractors and shall have no liability for the acts or omissions of such agents, attorneys, subcustodians or independent contractors appointed by the Custodian with due care; provided, however, that such appointment of a subcustodian shall not limit the liability of the Custodian with respect to its obligations under this Custodial Agreement. The Trustee and the Servicer hereby consent to the appointment of the Subcustodian to act as subcustodian hereunder.

                  Section 32. WAIVER OF JURY TRIAL.

                  EACH OF THE TRUSTEE, THE SERVICER, AND THE CUSTODIAN WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN OR AMONG ANY OF THE TRUSTEE, THE SERVICER OR THE CUSTODIAN ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS CUSTODIAL AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY OF THE TRUSTEE, THE SERVICER, OR THE CUSTODIAN MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS CUSTODIAL AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  Section 33. Regulation AB.

                  Subsection 33.01. Report on Assessment of Compliance and Attestation.

                  On or before March 1 of each calendar year, commencing in 2007, the Custodian shall:

                  (i) deliver to the Servicer, the Trustee and the Depositor a report regarding the Custodian's assessment of compliance with the applicable Servicing Criteria (as more fully discussed below), during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Servicer, the Trustee and the Depositor and signed by an authorized officer of the Custodian, and shall address each of the applicable Servicing Criteria;

                  (ii) deliver to the Servicer, the Trustee and the Depositor a report of a registered public accounting firm reasonably acceptable to the Servicer, the Trustee and the Depositor that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

                  (iii) if requested by the Servicer or the Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Servicer, the Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) a certification substantially in the form attached hereto as Exhibit 7 (or as otherwise mutually agreed upon).

                  The Custodian acknowledges that the parties identified in clause (a)(iii) above may rely on the certification provided by the Custodian pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Servicer nor the Depositor will request delivery of a certification under clause
         (a)(iii) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes the Mortgage Loans.

                  Subsection 33.02. Additional Information to Be Provided by the Custodian.

                  For so long as the Certificates are outstanding, for the purpose of satisfying the Depositor's reporting obligation under the Exchange Act with respect to any class of Certificates, the Custodian shall (a) notify the Depositor in writing of any material litigation or governmental proceedings pending against the Custodian that would be material to Certificateholders, and (b) provide to the Servicer a written description of such proceedings. Any notices and descriptions required under this Subsection 33.02 shall be given no later than five
         (5) Business Days prior to the Determination Date following the month in which the Custodian has knowledge of the occurrence of the relevant event. As of the date the Depositor or Servicer files each Report on Form 10-D or Form 10-K, as applicable, with respect to the Certificates, the Custodian will be deemed to represent that any information previously provided under this Subsection 33.02, if any, is materially correct and does not have any material omissions unless the Custodian has provided an update to such information.

                  Subsection 33.03.  Indemnification; Remedies.

                  (a) The Custodian shall indemnify the Servicer, each affiliate of the Servicer, and each of the following parties: Credit-Based Asset Servicing and Securitization LLC, as the sponsor, the issuing entity, the Depositor, the Trustee, and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses (other than punitive, special or consequential damages) that any of them may sustain arising out of or based upon any negligent failure by the Custodian to deliver any information, report, certification, accountants' letter or other material when and as required under this
         Section 33.

                  (b) In the case of any negligent failure of performance described in clause (a) of this Subsection, the Custodian shall promptly reimburse the Servicer, the Trustee the Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6 transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian.

                  Section 34. Third-Party Beneficiary

                  The parties hereto agree that the Depositor shall be a third-party beneficiary to this Agreement.

                  IN WITNESS WHEREOF, the Servicer, the Trustee and the Custodian have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

                                  U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6


                                  By: /s/ S. Christopherson
                                      ----------------------------------------
                                      Name: S. Christopherson
                                      Title: Vice President




                                  LITTON LOAN SERVICING LP,
                                   as Servicer


                                  By: /s/ Janice McClure
                                  ---------------------------------------------
                                  Name: Janice McClure
                                  Title: Senior Vice President


                                  THE BANK OF NEW YORK,
                                   as Custodian


                                  By: /s/ Glenn E. Mitchell
                                  ---------------------------------------------
                                  Name: Glenn E. Mitchell
                                  Title: Vice President

                                    EXHIBIT 1

                            ACKNOWLEDGMENT OF RECEIPT


                                                                _____ __, 2006


U.S. Bank National Association
as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2006-CB6
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance-C-BASS 2006-CB6


         Re: Custodial Agreement, dated as of July 1, 2006, among U.S. Bank
             National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and The Bank of New York, as Custodian

Ladies and Gentlemen:

                  In accordance with the provisions of Section 4 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan in the Mortgage Loan Schedule that (i) it has received the original Mortgage Note with respect to each Mortgage Loan identified on the Mortgage Loan Schedule attached hereto as Exhibit 7 and (ii) such Mortgage Note has been reviewed by it and appears regular on its face and relates to such Mortgage Loan. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  The Custodian hereby confirms that it is holding each such Mortgage Note as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

                  This Acknowledgment of Receipt is not divisible or negotiable.

                  The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Initial Certification at the office of the Subcustodian at The Bank of New York Trust Company, N.A., 5730 Katella Avenue, Cypress, California 90630, Attention:
Reginald Carter.

                  Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.

                                       THE BANK OF NEW YORK
                                       as Custodian


                                       By: ______________________________
                                           Name:
                                           Title:

                                                                    EXHIBIT 2A

                     TRUST RECEIPT AND INITIAL CERTIFICATION


                                                      Trust Receipt #__________
                                     Cut-off Date Principal Balance $__________


U.S. Bank National Association
as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2006-CB6
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance-C-BASS 2006-CB6



         Re: Custodial Agreement, dated as of July 1, 2006, among U.S. Bank National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and The Bank of New York, as Custodian

Ladies and Gentlemen:

                  In accordance with the provisions of Section 6 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodial Files and has determined that:
(i) all documents required to be delivered to it pursuant to Sections 2(a)(i)-(vi) of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it; and have not been mutilated, damaged or torn and relate to such Mortgage Loan (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loan identifying number, the city, state, and zip code of the Mortgaged Property, the type of Residential Dwelling constituting the Mortgaged Property or a designation that the Mortgaged Property is a multi-family property, the original months to maturity, the Mortgage Interest Rate of the Mortgage Loan as of the Cut-off Date, and whether the Mortgage Loan has a prepayment penalty accurately reflects information set forth in the Mortgage File; (iv) all Assignments of Mortgage or intervening assignments of mortgage, as applicable, have been submitted for recording; and (v) each Mortgage Note has been endorsed as provided in Section 2(a)(i) of the Custodial Agreement and each Mortgage has been assigned in accordance with Section 2(a)(iii) of the Custodial Agreement. The Custodian makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodial File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  The Custodian hereby confirms that it is holding each such Custodial File as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of Trustee pursuant to the terms and conditions of the Custodial Agreement.

                  This Trust Receipt and Initial Certification is not divisible or negotiable.

                  The Custodian will accept and act on instructions with respect to the Mortgage Loans subject hereto upon surrender of this Trust Receipt and Final Certification at the office of the Subcustodian at The Bank of New York Trust Company, N.A., 5730 Katella Avenue, Cypress, California 90630, Attention:
Reginald Carter.

                  Capitalized terms used herein shall have the meaning ascribed to them in the Custodial Agreement.


                                       THE BANK OF NEW YORK,
                                            as Custodian


                                       By: ______________________________
                                           Name:
                                           Title:

                                                                     EXHIBIT 2B

                      TRUST RECEIPT AND FINAL CERTIFICATION

                                                     Trust Receipt #___________
                                   Cut-off Date Principal Balance $____________


U.S. Bank National Association
as Trustee for the C-BASS Mortgage Loan Asset-Backed Certificates,
Series 2006-CB6
60 Livingston Avenue, EP-MN-WS3D
St. Paul, Minnesota 55107-2292
Attention: Structured Finance-C-BASS 2006-CB6


         Re: Custodial Agreement, dated as of July 1, 2006, among U.S. Bank National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and The Bank of New York, as Custodian

Ladies and Gentlemen:

                  In accordance with Section 6(b) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it has received the applicable documents listed in Section 2(a) of the Custodial Agreement.

                  The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on
Schedule I hereto, it has reviewed the documents listed above and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in the Mortgage Loan Schedule is correct.

                  Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certificate is qualified in all respects by the terms of said Custodial Agreement.

                                        THE BANK OF NEW YORK,
                                             as Custodian


                                        By: ______________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT 3


                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

To: [Address]

         Re: Custodial Agreement, dated as of July 1, 2006, among U.S. Bank National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and The Bank of New York, as Custodian


                  In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Trustee, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

_____   1.        Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the account of the Trustee.)

_____   2.        Mortgage Loan Liquidated By (The Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the account of the Trustee.)

_____   3.        Mortgage Loan in Foreclosure

_____   4.        Other (explain)______________________________________________

                  If box 1 or 2 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

                  If box 3 or 4 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                   LITTON LOAN SERVICING LP,
                                        as Servicer


                                   By:__________________________
                                      Name:
                                      Title:

                                   Date:_________________________



Acknowledgment of Documents returned to the Custodian:


                                   THE BANK OF NEW YORK, as Custodian


                                   By:______________________________
                                      Name:
                                      Title:


                                   Date:_____________________________

                                                                     EXHIBIT 4



                     AUTHORIZED REPRESENTATIVES OF SERVICER

NAME                                   SPECIMEN SIGNATURE
----                                   ------------------

--------------------------             ----------------------------

--------------------------             ----------------------------

--------------------------             ----------------------------

--------------------------             ----------------------------

--------------------------             ----------------------------

                                                                     EXHIBIT 5


                      AUTHORIZED REPRESENTATIVES OF TRUSTEE

NAME                              SPECIMEN SIGNATURE
----                              ------------------

S. Christopherson                 /s/ S. Christopherson
-------------------------         --------------------------

Becky Warren                      /s/ Becky Warren
-------------------------         --------------------------

Charles F. Pederson               /s/ Charles F. Pederson
-------------------------         --------------------------

Michael Bengtson                  /s/ Michael Bengtson
-------------------------         --------------------------

Kristy Frideres                   /s/ Kristy Frideres
-------------------------         --------------------------

                                                                     EXHIBIT 6


                           SCHEDULE OF MORTGAGE LOANS

         [Attached as Exhibit D to the Pooling and Servicing Agreement]

                                    EXHIBIT 7

         FORM OF ANNUAL CERTIFICATION (UNLESS OTHERWISE MUTUALLY AGREED)


         The Custodial Agreement, (the "Agreement") dated as of July 1, 2006, among U.S. Bank National Association, as Trustee, Litton Loan Servicing LP, as Servicer, and The Bank of New York, as Custodian.

         I, ________________________________, the _______________________ of The
Bank of New York, certify to Litton Loan Servicing LP, Asset Backed Funding Corporation and U.S. Bank National Association, and their officers, with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the report on assessment of the Custodian's compliance with the servicing criteria set forth in Items 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i) and 1122(d)(4)(ii) of Regulation AB (the
"Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report") (collectively, the "Custodian Servicing Information");

         (2) Based on my knowledge, the Custodian Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Custodian Servicing Information;

         (3) Based on my knowledge, all of the Custodian Servicing Information required to be provided by the Custodian under the Agreement has been provided to Litton Loan Servicing LP, Asset Backed Funding Corporation and U.S. Bank National Association;

         (4) I am responsible for reviewing the activities performed by the Custodian under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Servicing Assessment or the Attestation Report, the Custodian has fulfilled its obligations under the Agreement in all material respects; and

         (5) The Servicing Assessment and Attestation Report required to be provided by the Custodian pursuant to the Agreement, have been provided to Litton Loan Servicing LP, Asset Backed Funding Corporation and U.S. Bank National Association. Any material instances of noncompliance described in such reports have been disclosed to Litton Loan Servicing LP, Asset Backed Funding Corporation and U.S. Bank National Association. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                    Date: _________________________



                                    By: ____________________________

                                    Name: __________________________

                                    Title: _________________________